UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2007

CRITICAL PATH, INC.

(Exact name of registrant as specified in its charter)

California	0-25331	94-1788300
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2 Harrison Street, 2nd Floor, San Francisco, CA 94105

(Address and zip code of principal executive offices)

(415) 541-2500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On December 5, 2007, Critical Path, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with CP Holdco, LLC (“Parent”) and CP Merger Co., a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the terms of the Merger Agreement and subject to the satisfaction or waiver of the conditions therein, Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation (the “Surviving Corporation”).

In connection with the Merger, the Company intends to amend and restate its amended and restated articles of incorporation (the “Second Amended and Restated Articles”) immediately prior to the effective time of the Merger. Subject to the terms of the Second Amended and Restated Articles and the Note Exchange Agreement, dated as of December 5, 2007 (the “Note Exchange Agreement”), by and among the Company and holders of all of its outstanding promissory notes due June 30, 2008 (the “13.9% Notes”) and all of its outstanding warrants to purchase shares of its Series F Redeemable Convertible Preferred Stock (the “Series F Warrants”), the Company intends to consummate a recapitalization immediately following the Merger consisting of (i) the conversion of all of the 13.9% Notes into shares of common stock of the Surviving Corporation following the Merger, (ii) a 70,000-to-1 reverse stock split of the Company’s Series E Redeemable Convertible Preferred Stock (“Series E Preferred Stock”) to be effected immediately following the Merger and the cash out of all fractional shares of Series E Preferred Stock following such reverse split on an as-converted basis at a per share price equal to the Merger Consideration (as defined below) and (iii) the conversion of all of the Company’s then outstanding Series D Cumulative Redeemable Convertible Preferred Stock (“Series D Preferred Stock”) and the remaining whole shares of Series E Preferred Stock into shares of common stock of the Surviving Corporation upon the election by a majority of the then outstanding shares of each such series to convert upon the terms and conditions set forth in the Second Amended and Restated Articles (collectively, the “Recapitalization”).

In connection with the Merger and the Recapitalization, on December 5, 2007, holders of a majority of the voting power of the Company’s common stock, Series D Preferred Stock and Series E Preferred Stock as of December 5, 2007 entered into a Voting Agreement with Parent (the “Voting Agreement”) whereby they agreed to vote their shares of capital stock of the Company in favor of the adoption of the Merger Agreement and in favor of the adoption of the Second Amended and Restated Articles.

The Merger Agreement, the Note Exchange Agreement and the Voting Agreement are described in greater detail below.

Merger Agreement

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger, each share of the Company’s common stock, par value $.001 per share (other than shares held by Parent and shareholders entitled to and who properly exercise dissenters’ rights under California law), will be cancelled and converted into the right to receive $.102 in cash (subject to adjustments upon any stock split, stock dividend, stock distribution or reclassifications of the common stock of the Company) (the “Merger Consideration”), without interest and less any required withholding taxes. The Merger Agreement also provides that all of the outstanding warrants and options exercisable for shares of common stock of the Company will be cancelled at the effective time of the Merger and holders of such options or warrants with exercise prices at or below the Merger Consideration will receive, for each share of common stock issuable upon exercise of such options or warrants, an amount equal to the difference between the exercise price of such options or warrants and the Merger Consideration, without interest and less any required withholding taxes.

The Merger Agreement was approved by the Company’s board of directors (the “Board”) following the unanimous recommendation of a special committee of the Board composed entirely of disinterested directors (the “Special Committee”).

The consummation of the Merger Agreement is conditioned upon, among other things, the adoption of the Merger Agreement and the Second Amended and Restated Articles by the Company’s shareholders, the receipt of regulatory approvals and the satisfaction of other customary closing conditions. Pursuant to California law and the Company’s amended and restated articles of incorporation, the Second Amended and Restated Articles must be adopted by the affirmative vote of a majority of (i) the outstanding shares of common stock, voting as a separate class, (ii) the outstanding shares of Series D Preferred Stock, voting as a separate class, (iii) the outstanding shares of Series E Preferred Stock, voting as a separate class, and (iv) the outstanding shares of common stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, with each share of common stock outstanding being entitled to one vote, each share of Series E Preferred Stock being entitled to as many votes as is equal to the accreted value of such share on the record date divided by $1.50 and each share of Series D Preferred Stock being entitled to as many votes as is equal to the accreted value of such share on the record date divided by $4.20.

Pursuant to California law and the Company’s amended and restated articles of incorporation, the Merger Agreement must be adopted and the Merger must be approved by the affirmative vote of a majority of (i) the outstanding shares of common stock, voting as a separate class, and (ii) the outstanding shares of common stock, Series D Preferred Stock and Series E Preferred Stock, voting together as a single class, with each share of common stock outstanding being entitled to one vote, each share of Series E Preferred Stock being entitled to as many votes as is equal to the accreted value of such share on the record date divided by $1.50 and each share of Series D Preferred Stock being entitled to as many votes as is equal to the accreted value of such share on the record date divided by $4.20.

The Company, Parent and Merger Sub have made to each other certain customary representations, warranties and covenants, some of which are qualified by information in confidential disclosure schedules delivered together with the Merger Agreement. While the Company does not believe that these schedules contain information that the securities laws require it to publicly disclose, other than information that has already been so disclosed, the disclosure schedules do contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement. Accordingly, the representations, warranties and covenants should not be relied on as characterizations of the actual state of facts, since they may be modified by the disclosure schedules.

The Special Committee and the Board are prohibited from changing their recommendation to the Company’s shareholders or approving a competing proposal unless the Special Committee determines that not doing so would be inconsistent with their fiduciary duties.

The Merger Agreement may be terminated under certain circumstances, including if the Merger has not been consummated by April 30, 2008 or if the Special Committee has determined that it intends to enter into a transaction with respect to a superior proposal and the Company otherwise complies with certain terms of the Merger Agreement. Upon the termination of the Merger Agreement under certain circumstances, the Company will be required to reimburse Parent for its transaction expenses up to $750,000.

The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the full text of such agreement which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Note Exchange Agreement

Pursuant to the Note Exchange Agreement, General Atlantic Partners 74, L.P., GapStar, LLC, GAP Coinvestment Partners II, L.P., GAPCO GmbH & Co. KG, Campina Enterprises Limited and Richmond CP LLC (collectively, the “Holders”) have agreed to exchange their 13.9% Notes for shares of common stock of the Surviving Corporation following the Merger at a per share price equal to the Merger Consideration. The Holders have also agreed that their Series F Warrants will be cancelled at the effective time of the Merger. The transactions contemplated by the Note Exchange Agreement are conditioned upon the consummation of the Merger, the filing of the Second Amended and Restated Articles with the Secretary of State of California and the conversion of all of the outstanding Series D Preferred Stock and the Series E Preferred Stock remaining following the reverse stock split into shares of common stock of the Surviving Corporation following the Merger.

The foregoing summary of the Note Exchange Agreement is qualified in its entirety by reference to the full text of such agreement which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Voting Agreement

Pursuant to the Voting Agreement, General Atlantic Partners 74, L.P., GapStar, LLC, GAP Coinvestment Partners II, L.P., GAPCO GmbH & Co. KG (collectively, the “GA Shareholders”), Campina Enterprises Limited, Cenwell Limited, Dragonfield Limited, Lion Cosmos Limited (collectively, the “CK Shareholders”), Richmond CP LLC, Richmond I, LLC, Richmond III, LLC, Peter Kellner, The Kellner Foundation, George Kellner, Trust FBO Peter and Catherine Kellner, Catherine Kellner, Clara Kellner, Paul Kellner, Vectis-CP Holdings, LLC, Ace Paragon Holdings Limited and Crosslink Crossover Fund IV, L.P. agreed to vote all of their shares of common stock, Series D Preferred Stock and Series E Preferred Stock in favor of adopting the Merger Agreement and approving the Merger, in favor of adopting the Second Amended and Restated Articles and in favor of the approval of any other matter to be approved by the shareholders of the Company to facilitate the transactions contemplated by the Merger Agreement and the filing of the Second Amended and Restated Articles. Collectively, these shareholders own shares constituting a majority of outstanding voting power of the Company as of the date of the Voting Agreement. The Voting Agreement will terminate upon the earlier to occur of (i) the conversion of all of the outstanding Series D Preferred Stock and the remaining Series E Preferred Stock into shares of common stock of the Surviving Corporation, (ii) the termination of the Merger Agreement in accordance with its terms and (iii) the written agreement of Parent, Merger Sub, the GA Shareholders and the CK Shareholders to terminate the Voting Agreement. In addition, the parties to the Voting Agreement also agreed to, upon notice from the GA Shareholders or the CK Shareholders, elect to convert their shares of Series D Preferred Stock and Series E Preferred Stock into shares of common stock of the Surviving Corporation.

The foregoing summary of the Voting Agreement is qualified in its entirety by reference to the full text of such agreement which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01	Other Events.

Additional Information About the Transactions and Where to Find It

In connection with the proposed transactions, the Company will file a proxy statement and other materials with the Securities and Exchange Commission (the “SEC”). We urge investors to read the proxy statement and these other materials carefully when they become available because they will contain important information about the Company and the proposed transactions. Investors will be able to obtain free copies of the proxy statement (when available) as well as other filed documents containing information about the Company at www.sec.gov, the SEC’s website. Free copies of the Company’s SEC filings are also available on the Company’s website at www.criticalpath.net.

Participants in the Solicitation

The Company and its executive officers and directors may be deemed, under SEC rules, to be participants in the solicitation of proxies from the Company’s shareholders with respect to the proposed transactions. Information regarding the officers and directors of the Company is included in its definitive proxy statement for its 2007 annual meeting filed with the SEC on November 29, 2007. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by securities holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the proposed transactions.

Cautionary Note Regarding Forward-Looking Statements

This Current Report and the exhibits hereto may contain forward-looking statements by the Company including statements regarding the expectations as to completion of the Merger and other transactions contemplated by the Merger Agreement. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. These risks include, but are not limited to, the ability of the parties to the Merger Agreement and related agreements to satisfy the conditions to closing specified in the Merger Agreement and the related agreements. More information about the Company and the risks the Company faces are detailed in the filings with the SEC (www.sec.gov) made from time to time including the Company’s Form 10-Q for the quarter ended September 30, 2007 and all subsequent filings with the SEC. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of December 5, 2007, by and among Critical Path, Inc., CP Holdco, LLC and CP Merger Co.

10.1	Note Exchange Agreement, dated as of December 5, 2007, by and among Critical Path, Inc., General Atlantic Partners 74, L.P., GapStar, LLC, GAP Coinvestment Partners II, L.P., GAPCO GmbH & Co. KG, Campina Enterprises Limited and Richmond CP LLC

99.1	Voting Agreement, dated as of December 5, 2007, by and among CP Holdco, LLC, General Atlantic Partners 74, L.P., GapStar, LLC, GAP Coinvestment Partners II, L.P., GAPCO GmbH & Co. KG, Campina Enterprises Limited, Cenwell Limited, Dragonfield Limited, Lion Cosmos Limited, Richmond CP LLC, Richmond I, LLC, Richmond III, LLC, Peter Kellner, The Kellner Foundation, George Kellner, Trust FBO Peter and Catherine Kellner, Catherine Kellner, Clara Kellner, Paul Kellner, Vectis-CP Holdings, LLC, Ace Paragon Holdings Limited and Crosslink Crossover Fund IV, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRITICAL PATH, INC.

By:	/s/ James A. Clark
Name: James A. Clark
Title: Executive Vice President and Chief Financial Officer

Date: December 11, 2007